UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                           CLICKABLE ENTERPRISES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                   0-23737                   82-0290939
           --------                   -------                   ----------
        (State of Other             (Commission                (IRS Employer
        Jurisdiction of             File Number)               Identification
         Incorporation)                                           Number)

        711 South Columbus Avenue, Mt. Vernon, NY               10550
        -----------------------------------------               -----
         (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (914) 699-5190
                                                           --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.
Item 3.02.        Unregistered Sales of Equity Securities.

      On June 30, 2005, Clickable Enterprises, Inc. (the "Company") entered into Securities Purchase Agreement (the "Purchase Agreement") for the sale of $900,000 in its Callable Secured Convertible Notes ("Notes") in a private placement to AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the "Investors"). On that date, the Company sold Investors purchased $650,000 in principal amount of Notes, together with warrants exercisable for 6,500,000 shares of Common Stock at $.15 per share. In the purchase Agreement, the Investors have agreed to purchase an additional $250,000 in principal amount of Notes, together with warrants for 2,500,000 shares, when the registration statement covering resale of the commons stock issuable upon exercise of the warrants and conversion of the Notes becomes effective with the SEC.

      The Notes are Convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock") in whole or in part from time to time at the option of the Investors at the Conversion Price then in effect. The "Conversion Price" is equal to 60% of the average of the lowest three trading prices for the Common Stock during the previous twenty trading days ending one trading day prior to the date of a holder's notice of conversion. The Conversion Price is subject to certain adjustments, including, but not limited to, adjustments for stock splits, stock dividends, mergers, consolidations and distributions.

      The Notes bear interest at the rate of 10% per annum, payable quarterly. The Company was required to prepay eight months' interest at the initial closing. If, however, in any month, the trading price of the Common Stock is $.02175 or more for each trading day of the month, no interest will be payable for such month. The principal amount of the Notes and all accrued interest, if nor previously paid or converted, wil be due and payable on June 30, 2008.

      In the event that the average daily price of the Common Stock, for each day of a month, is below $.0174 the Borrower may, at its option, prepay a portion of the outstanding principal amount of the Notes equal to 104% of the principal amount of Notes, divided by thirty-six (36), plus one month's interest.

      The Company has granted the Investors a security interest in substantially all of its assets to secure its obligations under the Notes. The Company is obligated to file a registration statement registering the resale of the shares issuable upon conversion of the Notes and exercise of the warrants with the SEC. The registration statement is required to be filed within 45 days after the initial closing and to become effective within 135 days after the initial closing.

      The Company paid a $40,000 fee to an affiliate of the Investors in connection with this transaction.

      The offer and sale of the Notes and warrants, and the Common Stock into which the Notes may be converted and for which the warrants may be exercised (collectively, the "Securities") by the Company to the Investors pursuant to the Purchase Agreement was exempt from registration under the Securities Act in reliance upon Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. Each of the Investors represented and warranted to the Company that it was an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Each of the Investors further represented and warranted that it was purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act. Any certificates issued representing the Notes or warrants will be legended to indicate that they are restricted. No sale of the Securities involved the use of underwriters. The Company paid a $30,000 fee to an adviser in connection with the transaction.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events and financial trends. The words and phrases "will," "intends," "potentially," "may," "expects," "projects" and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among other things, the doubt expressed by the Company's auditors on June 28, 2004 as to the Company's ability to continue as a going concern, the Company's history of losses since its inception, the significant operating expenses which the Company expects to incur until it increases the volume of heating oil sold or expands its product lines, the hazardous operations associated with handling oil which may subject the Company to material and environmental liabilities, and depression of the market price of the Common Stock and dilution to holders of Common Stock upon the conversion of the Debentures, the Preferred Stock and other issued and outstanding warrants convertible into Common Stock. These are representative of factors which could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions and future incidents of terrorism or other events that may negatively impact the markets where the Company competes. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLICKABLE ENTERPRISES, INC.

Dated:  July 7, 2005                   By: /s/ Nicholas Cirillo Jr.
                                           -------------------------------------
                                           President